Exhibit 99.1

September 21, 2009

VIA SEDAR

British Columbia Securities Commission
Alberta Securities Commission
The Manitoba Securities Commission
Ontario Securities Commission

Dear Sirs/Mesdames:

Re:	Gryphon Gold Corporation (the “Company”) – Technical Report (Pre-Feasibility Study) of the Mineral Resources of the Borealis Gold Project Located in Mineral County, Nevada, USA dated July 20, 2009 (the “Technical Report”) and filed on August 27, 2009 - Sedar Project No. 01466880

Please be advised that the Technical Report has been restated as of September 17, 2009 and filed on Sedar. The Technical Report was restated (i) to replace measured and indicated terms when referring to proven and probable reserves, (ii) to correct certain tabular presentation noted below, and (iii) correct or supplement other terminology.

Detailed descriptions of the changes follow.

1.	Section 1.0 – Executive Summary

The references in the text on pages 1, 2, 13, 14 and 17 to “Measured” and “Indicated” Reserves were changed to “Proven” and “Probable” Reserves.

2.	Table 1.2 – Borealis Minable Gold Reserve Estimate – May 2009

References to “Measured” Reserves were changed to “Proven” Reserves and references to “Indicated” Reserves were changed to “Probable” Reserves.

3.	Table 1.3 – Borealis Minable Silver Reserve Estimate – May 2009

References to “Measured” Reserves were changed to “Proven” Reserves and references to “Indicated” Reserves were changed to “Probable” Reserves.

4.	Table 16.4 Bulk Densities for Resource Estimation

The table was changed to reflect the resource amounts referred to in the Technical Report.

5.	Section 17.0 – Mineral Reserve

(i) The term “ore” was replaced with “material” (page 103, section 17.1, first paragraph).

Office Locations:
Reno:	Field Office:	Vancouver:
5490 Longley Lane	420 3rd Street, Suite B	#711-675 West Hastings St
Reno, NV 89511	Hawthorne, NV 89415	Vancouver, BC V6B 1N2

(ii)	The second paragraph was added (page 103, section 17.1).

(iii)	The references in the text on pages 103, 105 and 107 to “Measured” and “Indicated” Reserves were changed to “Proven” and “Probable” Reserves.

(iv)	The third, fourth and fifth sentences of the paragraph immediately preceding table 17.1 on page 103 were deleted and replaced with the following:

“Internal inferred resources were included in the revised design in order to make a continuous production pit base. Internal inferred material is considered waste as well as all blocks below the internal COG.”

(v)	The term “ore” was replaced with “mineralization” (page 106, section 17.6, first paragraph).

(vi)	The last sentence of the last paragraph under subsection 17.6 (page 107) was deleted.

(vii)	The term “ore” was replaced with “resources” (page 119, section 17.7.4).

(viii)	The words “when compared to” were added to the first sentence in section 17.7.7 (page 122).

(ix)	Section 17.7.13 - Summary of Model Results. The title of this section was changed to “Summary of 2006 and 2008 Model Results”.

(x)	The first paragraph of section 17.7.13 (page 145) was amended to read:

“The March 2008 mineral resource estimate for in situ measured, indicated and inferred oxide and partially oxided mineralization is shown in Tables 17.18 through 17.21. The most recent resource estimate for the heaps and dumps was generated in 2006, and results from that estimate are shown in Tables 17.22 and 17.23. Tonnage factors used for this estimate are shown in Table 16.4.”

(xi)

A new section 17.9 - Remaining Oxidized and Mixed Gold Ounces was included to provide a discussion of conversion opportunities. Existing sections 17.9 - Mineral Resources from Existing Leaps and Stockpiles was renumbered section 17.10 and existing section 17.10 – Mine Plan was renumbered section 17.11.

(xii)	The lead in paragraph to Table 17.18 was removed.

6.	Table 17.3 – Minable Reserves by Ore type

The table was changed to present information set out in the table in respect of “Proven” and “Probable” Reserves.

7.	Table 17.16 – South Model Variogram Structure was deleted.

Office Locations:
Reno:	Field Office:	Vancouver:
5490 Longley Lane	420 3rd Street, Suite B	#711-675 West Hastings St
Reno, NV 89511	Hawthorne, NV 89415	Vancouver, BC V6B 1N2

8.	Table 17.17 – South Model Variogram Structure was renumbered and renamed Table 17.16 – South Model Jacknife Analysis.

9.	Table 17.18 – Comparison of Mined-Out Portions of Resource Model to Reported Production was renumbered Table 17.17.

10.

Table 17.19 – Measured and Indicated Resources, Sulfides at 0.040 opt was replaced with Table 17.18 – Borealis Mineral Resource Estimate-March 2008, Summary of Measured and Indicated Mineral Resource- Oxide Material.

11.

Table 17.20 - Measured and Indicated Resources, Sulfides at 0.049 opt was replaced with Table 17.19 – Borealis Mineral Resource Estimate-March 2008, Summary of Measured and Indicated Mineral Resource- Partially Oxided Material.

12.	Table 17.21 – Measured and Indicated Sulfide Resources at 0.060 opt was replaced with Table 17.20 – Borealis Mineral Resource Estimate-March 2008, Summary of Inferred Mineral Resource-Oxide Material.

13.	Table 17.21 - Borealis Mineral Resource Estimate-March 2008, Summary of Inferred Mineral Resource- Partially Oxided Material was added.

14.	Table 17.22 – Borealis Project March 2006 Mineral Resource Estimate, Summary of Indicated Resource in Heaps was added and replaces Table 17.22 - In situ Oxide and Sulfide Resources.

15.	New Table 17.23 – Borealis Project March 2006 Mineral Resource Estimate, Summary of Inferred Resource in Heaps and Dumps was added.

16.

Table 17.23 – Borealis Minable Measured and Indicated Gold Reserves was renumbered and renamed as Table 17.24 – Borealis Mineable Proven and Probable Gold Reserves. In addition, references to “Measured” Reserves were changed to “Proven” Reserves and references to “Indicated” Reserves were changed to “Probable” Reserves.

17.

Table 17.24 – Borealis Minable Measured and Indicated Silver Reserves was renumbered and renamed as Table 17.25 – Borealis Mineable Proven and Probable Silver Resources. In addition, references to “Measured” Reserves were changed to “Proven” Reserves and references to “Indicated” Reserves were changed to “Probable” Reserves.

18.	Table 17.25 - Heap Name Correlation Chart was renumbered as Table 17.27.

19.	New Table 17.26 – Remaining In situ Gold Ounces was added.

20.	Table 17.26 - Production Volumes Versus Measured Heap Volumes was renumbered as Table 17.28.

21.	Table 17.27 – Reconciliation Waste Volumes Versus Measured Dump Volumes was renumbered as Table 17.29.

22.	Table 17.28 – Borealis Project March 2006 General Resource Estimate Summary of Indicated Resource in Heaps was renumbered as Table 17.30.

Office Locations:
Reno:	Field Office:	Vancouver:
5490 Longley Lane	420 3rd Street, Suite B	#711-675 West Hastings St
Reno, NV 89511	Hawthorne, NV 89415	Vancouver, BC V6B 1N2

23.	Table 17.29 – Borealis Project March 2006 Mineral Resource Estimate Summary of Inferred Resource in Heaps and Dumps was renumbered as Table 17.31.

Yours truly,

GRYPHON GOLD CORPORATION

Office Locations:
Reno:	Field Office:	Vancouver:
5490 Longley Lane	420 3rd Street, Suite B	#711-675 West Hastings St
Reno, NV 89511	Hawthorne, NV 89415	Vancouver, BC V6B 1N2